UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 10, 2023

(Date of earliest event reported)

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of principal executive offices and zip code)

(281) 293-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Phillips 66 (the “Company”) held its Annual Meeting of Shareholders on May 10, 2023 (the “Annual Meeting”). There were 460,912,786 shares of common stock outstanding and entitled to vote as of March 15, 2023, the record date for the Annual Meeting. The results of the matters submitted to a vote of the shareholders at the Annual Meeting are set forth below.

1.	Election of five Class II director nominees.

The shareholders elected Gregory J. Hayes, Charles M. Holley, Denise R. Singleton, Glenn F. Tilton and Marna C. Whittington as Class II directors, each to serve for a three-year term that expires at the annual meeting of shareholders held in 2026 or until such director’s successor has been duly elected or appointed and qualified, or until their earlier resignation or removal, by the following votes:

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Gregory J. Hayes	331,108,189	9,471,360	1,146,720	60,928,155
Charles M. Holley	322,249,633	18,290,977	1,185,659	60,928,155
Denise R. Singleton	305,321,151	35,166,091	1,239,027	60,928,155
Glenn F. Tilton	304,013,931	36,566,607	1,145,731	60,928,155
Marna C. Whittington	313,321,742	27,311,783	1,092,744	60,928,155

2.	Proposal to approve the declassification of the Board of Directors.

The management proposal to amend the Company’s Certificate of Incorporation and By-Laws to declassify the Board of Directors did not receive the affirmative vote of the holders of 80% of the outstanding shares of common stock entitled to vote. The proposal was not approved based on the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
336,833,854	3,420,126	1,472,289	60,928,155

3.	Proposal to approve, on an advisory basis, executive compensation.

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
313,739,607	25,436,126	2,550,536	60,928,155

4.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

The shareholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023, by the following votes:

Voted For	Voted Against	Abstentions
396,862,629	4,827,512	964,283

5.	Shareholder proposal requesting an audited report on the impact to the chemicals business under the System Change Scenario.

The shareholder proposal requesting an audited report on the impact to the chemicals business under the System Change Scenario was not approved, based on the following votes:

Voted For	Voted Against	Abstentions	Broker Non-Votes
39,705,355	297,981,086	4,039,828	60,928,155

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: May 12, 2023	By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

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